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                                                                    EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Bush Industries, Inc. on Form S-8 of our reports dated February 10, 1995, incorporated by reference in the Annual Report on Form 10-K of Bush Industries, Inc. for the year ended December 31, 1994.



DELOITTE & TOUCHE LLP

October 23, 1995